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                                                                   EXHIBIT 10.15

FIRST AMENDMENT TO
EMPLOYMENT AND
STOCK OWNERSHIP AGREEMENT
                                                        UNITED STATES OF AMERICA
BY AND BETWEEN
                                                        STATE OF LOUISIANA
ENERGY PARTNERS, LTD.
                                                        PARISH OF ORLEANS
AND





                  THIS FIRST AMENDMENT TO EMPLOYMENT AND STOCK AGREEMENT (this "Agreement"), is entered into in New Orleans, Louisiana on this 17th day of
November, 1999, by and between        , an individual of the full age of
majority domiciled in the Parish of Orleans, State of Louisiana (hereinafter called "Employee") and Energy Partners, Ltd., a corporation organized and existing under the laws of the State of Delaware (hereinafter called "Company"), represented herein by its duly authorized President, Richard A. Bachmann.

                  WHEREAS, Employee and the Company entered into that certain Employment and Stock Ownership Agreement dated June 5, 1998 (the "Employment Agreement");

                  WHEREAS, concurrent with the execution hereof, Employee is entering into a Stockholder Agreement dated November 17, 1999, by and among the Company, Employee and the other shareholders of the Company named therein (the "Stockholder Agreement");

                  NOW, THEREFORE, the parties agree as follows:

                  1. The first sentence of Section 1.1 of the Employment Agreement is deleted in its entirety and replaced with the following:


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                                      -2-

              "In consideration for the compensation set forth in Subparagraph 1.2, Employee shall be employed as [title] until November 17, 2003 (the "Term").

                  2. Section 2.2 of the Employment Agreement is deleted in its entirety and replaced with the following:

              "2.2 Transfer of Shares. No Shares may be sold, assigned, pledged, transferred or otherwise alienated (each, "Transferred") except in accordance with and pursuant to the terms and conditions of this Agreement and that certain Stockholder Agreement dated November 17, 1999, by and between the Company, Employee, and others identified therein (the "Stockholder Agreement"). Additionally, except as otherwise provided in the Stockholder Agreement, as a condition precedent to any Transfer, the transferee must validly execute the Stockholder Agreement. The Shares may be pledged as provided in the Stockholder Agreement, provided that any lender's recourse for liquidation on debt repayment shall be limited to selling the pledged Shares under the same terms and conditions as though it was an Employee. The Lender shall agree to the foregoing provisions as terms of the pledge."

                  3. In Section 2.5 of the Employment Agreement, the words "as amended" are inserted after "1998".

                  4. The following is inserted before the period that ends
Section 2.7:

              "; provided, however, if the Employee Resigns and the Company has previously terminated the employment of Richard A. Bachmann, the number of Shares which may be acquired as set forth in Section
              2.12 shall be equal to the following percentage of the

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                                      -3-


              number of Shares stated in Section 2.1 depending on the date the Employee Resigns:


                   Percentage                             Date of
                   of Shares                           Resignation
                   ---------                           -----------
                   100%                           On or before November 17, 2000
                   75%                            After November 17, 2000 and on
                                                  or before November 17, 2001
                   50%                            After November 17, 2001 and on
                                                  or before November 17, 2002
                   25%                            After November 17, 2002 and on
                                                  or before June 5, 2003
                   0%                             After June 5, 2003


                  5. Section 2.12 is deleted in its entirety and replaced with the following:

              "As more fully described in Section 2.2 of the Stockholder Agreement, any right or option to purchase any shares pursuant to this Agreement shall first be exercisable by Richard A. Bachmann, or his designee, who shall first have the option to purchase all of the Shares under the applicable terms and conditions. So long as the Stockholder Agreement is in effect, the Evercore Entities (as defined in the Stockholder Agreement) shall have the option to purchase or redeem the Shares if not purchased by Richard
              A. Bachmann under the same applicable terms and conditions. The other Management Shareholders (as defined in the Stockholder Agreement) shall have the option to purchase all of the Shares not purchased by Richard


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                                      -4-



              A. Bachmann or the Evercore Entities under the same applicable terms and conditions."

                  6. Sections 2.13, 2.14 and 2.15 of the Employment Agreement are deleted in their entirety.

                  7. Section 3.1 of the Employment Agreement is deleted in its entirety and replaced with the following:

              "3.1 Entire Agreement. The parties to this Agreement acknowledge that they have concurrently executed the Stockholder Agreement. In any circumstance where there is a conflict between the provisions of the Stockholder Agreement and this Agreement, the provisions of the Stockholder Agreement shall prevail, but only so long as the Stockholder Agreement is in force and effect. Capitalized terms not defined herein shall have the meaning set forth in the Stockholder Agreement. Without limiting the generality of the foregoing, this Agreement and the Stockholder Agreement embody the entire agreement between the parties hereto regarding to the subject matter hereof, and shall supersede any and all prior agreements whether written or oral relating to employment and/or Shares of the Company owned by Employee, and shall be binding upon Employee and Employee's heirs, legatees, legal representatives, successors, donees, transferees and assigns, and Employee does hereby authorize and obligate Employee's executors, heirs and legatees to comply with the terms of this Agreement. The parties shall not be bound by or be liable for any statement, representation, promise, inducement or understanding of any kind or nature regarding the subject matter hereof which is not set forth herein. No changes, amendments or modifications of any of the terms or conditions of this document

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                            shall be valid unless reduced to writing and signed
                            by all parties hereto, the Company being represented by its President or his designee."

                  8. Section 3.7 of the Employment Agreement is deleted in its entirety and replaced with the following:

              "3.7          Termination. The terms and conditions of Sections
                            1.0 to 1.4 of this Agreement shall terminate on November 17, 2003."
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                  IN WITNESS WHEREOF, the parties hereto have set forth their hand and seal on the day, month and year first above written in multiple originals, each of which shall have the same force and effect as if it were the same original.


WITNESSES:                                      ENERGY PARTNERS, LTD.


                                                By:
------------------------------                     -----------------------------
Name:                                              Name:  Richard Bachmann
                                                   Title: President and Chief
                                                              Executive Officer
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Name:


WITNESSES:


                                                By:
------------------------------                     -----------------------------
Name:                                               Name:


------------------------------
Name:


WITNESSES:                                      ACKNOWLEDGED AND AGREED
                                                TO THE TERMS HEREOF:


                                                By:
------------------------------                     -----------------------------
Name:                                               Spouse


------------------------------
Name: